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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

CUSTODIAN: JPMorgan Chase
Country                             Subcustodian Name                                             City
Argentina                           HSBC Bank Argentina S.A                                       Buenos Aires
Australia                           JPMorgan Chase Bank N.A.                                      Sydney
Austria                             UniCredit Bank Austria AG                                     Vienna
Bahrain                             HSBC Bank Middle East Limited                                 Manama
Bangladesh                          Standard Chartered Bank                                       Dhaka
Belgium                             Fortis Bank (Nederland) N.V.                                  Amsterdam
Bermuda                             The Bank of Bermuda Limited                                   Hamilton
Botswana                            Barclays Bank of Botswana Limited                             Gaborone
Brazil                              HSBC Bank Brasil S.A. Banco Multiplo                          Sao Paulo
Bulgaria                            ING Bank N.V.                                                 Sofia
Canada                              Canadian Imperial Bank of Commerce                            Toronto
Canada                              Royal Bank of Canada                                          Toronto
Chile                               Banco de Chile                                                Santiago
China (Shanghai)                    HSBC Bank (China) Company Limited                             Shanghai
China (Shenzhen)                    HSBC Bank (China) Company Limited                             Shanghai
Colombia                            Santander Investment Trust Colombia S.A.                      Bogota
Croatia                             Privredna banka Zagreb d.d.                                   Zagreb
Cyprus                              Marfin Popular Bank Public Company Ltd.                       Nicosia
Czech Republic                      UniCredit Bank Czech Republic a.s.                            Prague
Denmark                             Danske Bank AS                                                Copenhagen
Egypt                               Citibank N.A.                                                 Cairo
Estonia                             Hansabank                                                     Tallinn
Finland                             Nordea Bank Finland Plc                                       Helsinki
France                              BNP Paribas Securities Services S.A.                          Paris
France                              Societe Generale                                              Paris
Germany                             Deutsche Bank AG                                              Frankfurt
Ghana                               Barclays Bank of Ghana Limited                                Accra
Greece                              HSBC Bank PLC                                                 Athens
Hong Kong                           The Hongkong and Shanghai Banking Corporation Limited         Hong Kong
Hungary                             Deutsche Bank Zrt.                                            Budapest
Iceland*                            Nyi Glitnir banki hf.                                         Reykjavik
India                               The Hongkong and Shanghai Banking Corporation Limited         Mumbai
India                               Standard Chartered Bank                                       Mumbai
Indonesia                           Deutsche Bank AG                                              Jakarta
International Securities Market     Euroclear Bank
Ireland                             Bank of Ireland                                               Dublin
Israel                              Bank Leumi le-Israel B.M.                                     Tel Aviv
Italy                               Intesa Sanpaolo S.p.A.                                        Milan
Ivory Coast*                        Societe Generale de Banques en Cote dIvoire                   Abidjan
Jamaica*                            To Be Determined
Japan                               Mizuho Corporate Bank Limited                                 Tokyo
Japan                               The Bank of Tokyo-Mitsubishi UFJ Limited Tokyo                Tokyo
Jordan                              HSBC Bank Middle East Limited                                 Amman
Kazakhstan                          SB HSBC Bank Kazakhstan JSD                                   Almaty
Kenya                               Barclays Bank of Kenya Limited                                Nairobi
Kuwait                              HSBC Bank Middle East Limited                                 Safat
Latvia                              Hansabanka                                                    Riga
Lebanon                             HSBC Bank Middle East Limited                                 Ras-Beirut
Lithuania                           AB SEB Bankas                                                 Vilnius
Luxembourg                          BGL S.A.                                                      Luxembourg
Malaysia                            HSBC Bank Malaysia Berhad                                     Kuala Lumpur
Malta                               HSBC Bank Malta p.i.c.                                        Valletta
Mauritius                           The Hongkong and Shanghai Banking Corporation Limited         Port Louis
Mexico                              Banco Nacional de Mexico S.A.                                 Mexico D.F.
Morocco                             Societe Generale Marocaine de Banques                         Casablanca
Namibia                             Standard Bank Namibia Limited                                 Windhoek
Netherlands                         KAS Bank N.V.                                                 Amsterdam
New Zealand                         National Australia Bank Limited Auckland (National Nominees LiAuckland
Nigeria                             Stanbic IBTC Bank Plc                                         Lagos
Norway                              Nordea Bank Norge ASA                                         Oslo
Oman                                HSBC Bank Middle East Limited                                 Ruwi
Pakistan                            Standard Chartered Bank (Pakistan) Limited                    Karachi
Panama                              HSBC Bank (Panama) S.A.                                       Panama City
Peru                                Citibank del Peru S.A.                                        Lima
Philippines                         The Hongkong and Shanghai Banking Corporation Limited         Manila
Poland                              Bank Handlowy w. Warszawie S.A.                               Warsaw
Portugal                            Banco Espirito Santo S.A.                                     Lisbon
Qatar                               HSBC Bank Middle East Limited                                 Doha
Romania                             ING Bank N.V.                                                 Bucharest
Russia*                             J.P. Morgan Bank International (Limited Liability Company)    Moscow
Russia                              ING Bank (Eurasia) ZAO (Closed Joint Stock Company)           Moscow
Saudi Arabia                        SABB Securities Limited                                       Riyadh
Serbia                              UniCredit Bank Srbija a.d.                                    Belgrade
Singapore                           DBS Bank Ltd. Singapore                                       Singapore
Slovak Republic                     UniCredit Bank Slovakia a.s.                                  Bratislava
Slovenia                            UniCredit Banka Slovenija d.d.                                Ljubljana
South Africa                        FirstRand Bank Limited                                        Johannesburg
South Korea                         Standard Chartered First Bank Korea Limited                   Seoul
Spain                               Santander Investment S.A.                                     Madrid
Sri Lanka                           The Hongkong and Shanghai Banking Corporation Limited         Colombo
Sweden                              Skandinaviska Enskilda Banken AB (publ)                       Stockholm
Switzerland                         UBS AG                                                        Zurich
Taiwan                              JPMorgan Chase Bank N.A.                                      Taipei
Thailand                            Standard Chartered Bank (Thai) Public Company Limited         Bangkok
Tunisia                             Banque Internationale Arabe de Tunisie S.A.                   Tunis
Turkey                              Citibank A.S.                                                 Istanbul
Ukraine*                            ING Bank Ukraine                                              Kiev
United Arab Emirates - DFM          HSBC Bank Middle East Limited                                 Dubai
United Arab Emirates - NASDAQ Dubai HSBC Bank Middle East Limited                                 Dubai
United Arab Emirates - ADX          HSBC Bank Middle East Limited                                 Dubai
United Kingdom                      JPMorgan Chase Bank N.A.                                      London
United Kingdom                      Deutsche Bank AG London (The Depository and Clearing Centre)  London
United States                       JPMorgan Chase Bank N.A.                                      New York
Uruguay                             Banco Itau Uruguay S.A.                                       Montevideo
Venezuela                           Citibank N.A.                                                 Caracas
Vietnam                             HSBC Bank (Vietnam) Ltd.                                      Ho Chi Minh City
Zambia                              Barclays Bank Zambia Plc Lusaka                               Lusaka
Zimbabwe*                           Barclays Bank of Zimbabwe Limited                             Harare
*Restricted Service Only
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